Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation March 2012 NASDAQ:ADES www.adaes.com Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for our products and services; amount and timing of revenues, earnings, operating income, cash flows and other financial measures;
timelines for our projects; impact of regulations; future supply and demand; the amount of refined coal capable of being produced from refined coal facilities; and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; our inability to ramp up operations to effectively address expected growth in our target markets; additional risks related to Clean Coal Solutions, LLC (“Clean Coal”) including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to monetize new CyClean and M45 facilities; our inability to negotiate, execute and close on definitive agreements related to the M45 TM technology; availability of raw materials and equipment for our businesses; loss of key personnel; intellectual property infringement claims from third parties; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.
Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Disclaimer

ADA provides low-CAPEX technologies to reduce emissions from coal-fired power plants
Significant revenue growth expected in 2012 from Refined Coal (RC)
– In 2011, first two RC facilities generated $20 mm in revenue and > $7 mm in EBIT for ADA
– 26 new RC facilities placed in service in 2011.
– Several of these are expected to come on line throughout 2012 to achieve an EBIT run rate of approx. $50 mm by year-end
– Additional RC units expected to be placed in service in 2013 with opportunity to produce up to $100 million in EBIT annually for 2014 through 2021
In December EPA signed the Mercury and Air Toxics Standard (MATS)
–
Requires 1200 power plants to reduce emissions of mercury and acid gases
–
EPA predicts that this will create a >$9 billion per year market for emissions control
ADA is the market leader in mercury control technologies
10 million shares outstanding
Investment Highlights

- Supply emission control technologies based upon minimal capital cost for new equipment
  - Doesn't require 10-20 years of extended plant life needed to justify large equipment costs
- Low CAPEX alternatives trade variable operating expenses for fixed capital costs
  - Allows continued operation of the plants that may otherwise be considered for closure
- Examples for a 250 MW Plant:
  - High CAPEX: Wet Scrubber $100+ mm
  - ADA Low CAPEX alternatives
    - ACI: $1 mm
    - DSI: $3 mm
    - RC: Controls mercury at no cost to utility
    - Enhanced Coal: No capital equipment; $2-$4 mm per year in increased fuel costs to the power producer

ADA
ENVIRONMENTAL SOLUTIONS

ADA’s Emissions Solutions for the Existing Fleet -4-

-5- ACI System for Mercury ADA’s Low CAPEX Approach to Emissions Control Technology Emission Control Equipment (NO x , SO 2 , Particulate)

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Two RC technologies reduce mercury and
NOx emissions  and qualify for Section
45 Tax Credits
42.5%  stake in Clean Coal Solutions JV
with NexGen & Goldman Sachs
– 2 CyClean facilities produced $20 MM in
revenue, $7 MM in operating income for
ADA in 2011
– 26 new RC systems  placed in service in
2011
– Total RC activities capable of producing
$50-100 MM in EBIT for ADA through
2021
ADA Segment Overview

Emissions Control
Systems
Technology
ACI systems addressing mercury emissions
for coal-fired power plants
ACI systems installed on 55 boilers to
date— a ~ 35% market share
MATS also creating demand for DSI
systems for control of acid gases
MATS expected to create $500-600 mm
market for ACI and DSI
Option for 49.9% participation in
Activated Carbon Plant capacity additions
License agreement with Arch
Coal for enhanced coal
technology to reduce mercury
emissions
Developing solid sorbent
capture technology to capture
CO
2
from flue gas in coal-fired
boilers
Refined Coal

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Refined Coal is Provided through JV Clean Coal Solutions, LLC

Clean Coal Solutions (CCS)
Clean Coal Solutions (CCS) :  ADA JV with NexGen Refined Coal LLC
–
Goldman Sachs affiliate bought 15% interest in May 2011 for $60 mm
CCS markets two coal pre-combustion technologies developed by ADA that qualify for IRS Section 45 RC tax credits of $6.33 per ton of RC for ten years
–
Reduces mercury emissions by >40% and NOx emissions by >20%
Third-parties lease RC facilities from CCS converting tax credits to revenues
In 2011, first two RC facilities generated $20mm in Revenues and $7mm in
EBIT for ADA

Nex Gen(NG)
ADA
Goldman Sachs
42.5%
42.5%
15.0%
CCS, LLC
CCSS, LLC (50%NG/50% ADA) not consolidated
Leased equipment
Lease pre-payment
~$3/ton produced
O&M Services
Op Costs ~$2 per ton
Tax benefits
$6.33/ton tax credit plus accelerated depreciation
Tax Financing Partner
Unprocessed coal
Refined coal
$1/ton produced
Utility Plant Operator

CCS Project Monetization Overview -9-

In December 2010 Congress extended deadline to install new RC facilities until the end of 2011
CCS installed and operated 26 new RC facilities ahead of the year-end deadline
New facilities are expected to begin operating full-time in 2012 and 2013 after:
–
Operating permits obtained from each relevant state
–
Contracts negotiated and signed between financial institutions and power companies
–
Contracts approved by each relevant Public Utility Commission if necessary
By the end of 2012, new and existing facilities are expected to:
–
Generate >$70 mm in prepaid rent for CCS in 2012
–
Create >$100 mm in revenue per year for ADA through 2021
–
Produce >$50 mm in EBIT per year for ADA through 2021
Some facilities will be operated by CCS to reduce tax burden from RC profits
Additional facilities expected to be put into operation in 2013 that will have the potential to double RC generated revenues and cash flows

2011 Refined Coal Facilities

Emissions Control Systems

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

LS Power

Ameren

Luminant

conectiv energy
A New Generation of Energy

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems
> 20 GW Sold for Mercury Control
Plant burns PRB coal or
lignite
Plant burns bituminous coal
Installed/installing ACI systems on 55
boilers at coal-fired power plants
–
Over 35% market share of 159 boilers served
for mercury control from power plants

State Rules and New Plants
MATS High Estimate
MATS Low Estimate
300
250
200
150
100
50
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emission Control: Growth Expected in ACI Equipment • MATS is expected to create $500+ MM market for ACI • Procurement activities have commenced and ADA is responding to several fleet bids E -13-

JIB CRANE / HOIST / TROLLY
BIN VENT FILTER
LEVEL TRANSMITTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
BIN VENT FILTER
OSHA APPROVED LADDER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
FILL LINE
STORAGE SILO A
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN

Control of Acid Gases
HCl, SO
2
, SO
3
New environmental regulations
creating demand for control of acid
gases such as HCI, SO
3
, and SO
2
ADA provides dry sorbent injection
(DSI) systems as a low-cost option
to wet scrubbers
Equipment costs $2-3 mm for
average size plants
EPA predicts over 200 systems will
be needed by 2015
ADA awarded first contract for DSI
in 2012

Technology

Mercury Control: License to Arch Coal
Designed to enable Arch’s PRB coals to burn
with lower emissions of mercury and other
metals
$1.00-4.00/ton in benefits to customer
Royalty agreement – payments to ADA of up
to $1.00/ton based on a portion of the
premium paid on Enhanced Coal sales
Initial market will be in states with mercury
regulations already in place
Expanded market expected to develop by
2015 as a result of the MATS

Shaw® a world of Solutions™

Stantec

SOUTHERN COMPANY

Luminant

EPRI ELECTRIC POWER RESEARCH INSTITUTE

ADA

CO
2
Capture
Developing solid sorbent capture technology
to capture CO
2
from flue gas in conventional
coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract to scale-up
technology to 1 MW
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of
proprietary chemical sorbents

Financial

Summary of Recent Financial Results
4
th
Qtr. Ended
12/31/11
4
th
Qtr. Ended
12/31/10
Year Ended
12/31/11
Year Ended
12/31/10
Total Revenues $24.6 MM $9.0 MM
$53.3 MM $22.3 MM
Gross Margin 19% 72%
46% 61%
Gross Margin
Excluding Coal
Sales and
Purchases
64% 72% 73% 61%
Operating Income
(Loss)
($69,000) ($5.4) MM $3.0 MM ($21.0) MM
Net Income (Loss)
(per share)
$13.8 MM
$1.53
($3.1) MM
($0.42)
($19.9) MM
($2.48)
($15.5) MM
($2.09)

Balance Sheet Highlights
As of 12/31/11 As of 12/31/10
Cash & Cash Equivalents $40.9 MM $9.7 MM
Cash & Cash Equivalents
per Share
$4.09 $1.29
Stockholders’ Equity  $49.2 MM $13.4 MM
Shares Outstanding 10.0 MM 7.5 MM

Summary
RC opportunities expected to provide significant growth in
revenues and cash flows in 2012 and 2013
$5 - $10 per share in cash flows for 2014-2021
MATS compliance requirements are driving expected +$300
million total equipment revenues for ADA for next 3-4 years
Enhanced coal royalty opportunity expected to add additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Available cash on balance sheet and expected cash flows from
RC provides us with the resources to execute on future
opportunities

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2012 ADA-ES, Inc. All rights reserved. NASDAQ:ADES